UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-888-898-4107
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2019

Date of reporting period:  February 28, 2019

Item 1. Reports to Stockholders.

High Income Securities Fund
(PCF) (formerly, Putnam High
Income Securities Fund)
Semi-Annual Report
For the six months ended
February 28, 2019

High Income Securities Fund

April 29, 2019

Dear Fellow Shareholders:

A number of significant events have occurred since our last report to shareholders of High Income Securities Fund (f/k/a Putnam High Income Securities Fund).

To review, a proxy contest at the Fund’s annual shareholder meeting last Spring culminated in the election of a new Board of Trustees.  In addition, shareholders approved a proposal requesting that the Board authorize a self-tender offer at or close to net asset value (NAV).  These developments led Putnam Investment Management, LLC to resign as the Fund’s investment adviser.  Consequently, effective as of July 24, 2018, “Putnam” was deleted from the Fund’s name.  Since then, the Fund has been internally managed by the Board.  However, the Fund’s New York Stock Exchange ticker symbol of “PCF” has remained the same.  In addition, U.S. Bank, N.A. is now the Fund’s custodian and U.S. Bancorp Fund Services, LLC is its administrator, accountant, and transfer agent.

The newly elected Trustees determined to conduct a self-tender offer for 55% (plus a 2% discretionary cushion) of the Fund’s outstanding shares at a price of 99% of NAV, which was completed last month.  Prior to launching the self-tender offer, a special meeting of shareholders was held at which they voted to authorize the de-registration of the Fund as an investment company and, if and when de-registration is effected, to change the Fund’s organizational structure from a Massachusetts business trust to a Delaware corporation which is more appropriate for an operating company.  All shares that were tendered were accepted, leaving the Fund with net assets of about $52 million.  In preparation for the self-tender offer, (1) substantially all the Fund’s portfolio securities were sold, and the proceeds invested in cash equivalents, and (2) the monthly dividends that were historically paid were discontinued after the August 2018 dividend.

Earlier this month, the Fund announced that the Board of Trustees has determined to implement a Transitional Investment Strategy while a committee of the Board explores potential acquisitions of controlling stakes in operating companies and other investments that are not securities. Among other factors, the results of that exercise will assist the Board in determining whether the Fund should cease to be a registered investment company.

High Income Securities Fund

During this transitional period, the Fund will continue to be internally managed and, within the parameters of its existing investment policies and restrictions, invest in securities that are likely to generate greater income. It is expected that the primary focus of the Transitional Investment Strategy will be to acquire discounted shares of income-oriented closed-end investment companies and business development companies. In addition, units or common shares issued by special purpose acquisition companies (or SPACs) may comprise up to 20% of the Fund’s portfolio.  A Transitional Investment Committee of the Board comprised of Andrew Dakos, Rajeev Das and me will be responsible for implementing the Transitional Investment Strategy.  As a result of this strategic initiative, we anticipate that the Fund will re-commence paying a monthly dividend in an amount to be determined in the near future.

While no guarantees can be made about future performance, it should be noted that Mr. Dakos and I have put our money where our mouths are by recently acquiring a combined total of 220,000 shares of the Fund.  We think that investment aligns our interest with the interest of all shareholders in seeing the Fund succeed.

Sincerely yours,

Phillip Goldstein
Chairman

High Income Securities Fund

Performance at a glance (unaudited)

Average annual total returns for the periods ended 2/28/2019

Net asset value returns	1 year	5 years	10 years
High Income Securities Fund	2.57%	4.52%	11.52%

Market price returns
High Income Securities Fund	8.48%	6.55%	11.93%

Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	2.16%	0.85%	0.58%

Share price as of 2/28/19
Net asset value			$9.34
Market price			$9.10

Performance assumes reinvestment of distributions and does not account for taxes.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. See pages 19 and 20. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date for dividends and other distributions. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018).

High Income Securities Fund

Portfolio composition as of 2/28/2019(1) (unaudited)

	Value	Percent
Money Market Funds	$120,808,496	100.07%
Corporate Notes	47,600	0.04
Convertible Preferred Stocks	28,890	0.02
Common Stocks	20,513	0.02
Convertible Notes	116	0.00
Senior Secured Notes	0	0.00
Total Investments	$120,905,615	100.15%
Liabilities in Excess of Other Assets	(183,775)	(0.15)
Total Net Assets	$120,721,840	100.00%

(1)	As a percentage of net assets.

High Income Securities Fund

Portfolio of investments—February 28, 2019 (unaudited)

	Principal
	Amount	Value
CONVERTIBLE NOTES—0.00%

Communication Services—0.00%
Powerwave Technologies, Inc. Unsecured
3.875%, 10/01/2027 (b)(c)(d)	$1,160,000	$116
Total Convertible Notes (Cost $1,033,950)		116

CORPORATE NOTES—0.04%

Communication Services—0.04%
Windstream Services, LLC Company Guaranty Senior Unsecured
9.000%, 06/30/2025 (b)(d)(f)	80,000	47,600
Total Corporate Notes (Cost $95,133)		47,600

SENIOR SECURED NOTES—0.00%

Communication Equipment—0.00%
Avaya, Inc. Escrow
7.000%, 04/01/2019 (b)(c)(d)	300,000	0
Total Senior Secured Notes (Cost $0)		0

	Shares
CONVERTIBLE PREFERRED STOCKS—0.02%

Basic Materials—0.00%
Smurfit-Stone Container Corp. Escrow, 0% (c)	65,720	657

Energy—0.02%
Nine Point Energy, 6.75% (c)	24	28,233
Total Convertible Preferred Stocks (Cost $24,000)		28,890

COMMON STOCKS—0.02%

Energy—0.02%
MWO Holdings, LLC (Units) (c)	39	3,159
Nine Point Energy (c)	1,190	17,184
		20,343
Software—0.00%
Avaya Holdings Corp. (a)	11	170
Total Common Stocks (Cost $3,554)		20,513

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2019 (unaudited)

	Shares	Value
MONEY MARKET FUNDS—100.07%
Fidelity Institutional Government Portfolio—Class I, 2.280% (e)	60,404,248	$60,404,248
STIT-Treasury Portfolio—Institutional Class, 2.286% (e)	60,404,248	60,404,248
Total Money Market Funds (Cost $120,808,496)		120,808,496
Total Investments (Cost $121,965,133)—100.15%		120,905,615
Liabilities in Excess of Other Assets—(0.15)%		(183,775)
TOTAL NET ASSETS—100.00%		$120,721,840

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at February 28, 2019.
(c)	Fair valued securities. The total market value of these securities was $49,349, representing 0.04% of net assets. Value determined using significant unobservable inputs.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at February 28, 2019.
(f)	Restricted security as to resale. As of report date, the Fund held a restricted security with a current value of $47,600, acquired January 8, 2013, which was 0.04% of its net assets.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—February 28, 2019 (unaudited)

Assets:
Investments, at value (Cost $121,965,133)	$120,905,615
Interest receivable	211,626
Other assets	2,159
Total assets	121,119,400

Liabilities:
Administration fees payable	15,224
Chief Compliance Officer fees payable	13,331
Trustee and Officer fees payable	164,885
Audit fees payable	9,066
Fund accounting fees payable	790
Custody fees payable	1,114
Legal fees payable	30,402
Reports and notices to shareholder payable	35,727
Proxy related fees payable	97,614
Stock exchange listing fees payable	19,787
Accrued expenses and other liabilities	9,620
Total liabilities	397,560
Net assets	$120,721,840

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$127,334,050
Accumulated deficit	(6,612,210)
Net assets	$120,721,840
Net asset value per share ($120,721,840 applicable to
12,930,356 shares outstanding)	$9.34

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the
six months ended
February 28, 2019
(unaudited)
Investment income:
Interest	$1,304,777
Total investment income	1,304,777

Expenses:
Legal fees and expenses	166,699
Trustees’ and Officers’ fees and expenses	139,568
Administration fees and expenses	57,227
Compliance fees and expenses	43,581
Stock exchange listing fees	36,966
Transfer agency fees and expenses	26,405
Reports and notices to shareholders	23,355
Proxy expenses	10,171
Insurance fees	10,005
Audit fees	8,729
Other expenses	13,623
Net expenses	536,329
Net investment income	768,448

Net realized and unrealized gains (losses) from investment activities:
Net realized gain from investments	58,783
Change in net unrealized depreciation on investments	(7,596)
Net realized and unrealized gains from investment activities	51,187
Increase in net assets resulting from operations	$819,635

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	February 28, 2019	year ended
	(unaudited)	August 31, 2018
From operations:
Net investment income	$768,448	$2,834,618
Net realized gain on investments, forward foreign
currency contracts and foreign currency translations	58,783	10,943,544
Net unrealized depreciation on investments, forward
foreign currency contracts and foreign currency translations	(7,596)	(7,682,040)
Net increase in net assets resulting from operations	819,635	6,096,122

Distributions paid to shareholders:
Net dividends and distributions	(5,353,555)	(4,028,706)*
Total dividends and distributions paid to shareholders	(5,353,555)	(4,028,706)

Capital Stock Transactions (Note 5)
Repurchase of common stock	—	(419,079)
Total capital stock transactions	—	(419,079)
Net increase (decrease) in net assets
applicable to common shareholders	(4,533,920)	1,648,337

Net assets applicable to common shareholders:
Beginning of period	125,255,760	123,607,423
End of period	$120,721,840	$125,255,760 **

Number of Fund Shares
Shares outstanding at beginning of period	12,930,356	12,977,001
Shares repurchased	—	(46,645)
Shares outstanding at end of period	12,930,356	12,930,356

*	Includes net investment income distributions of $4,028,706.
**	Includes accumulated undistributed net investment loss of $1,026,368.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year/period is presented below:

For the
six months ended
February 28, 2019
(unaudited)
Net asset value, beginning of year/period	$9.69
Net investment income(1)	0.06
Net realized and unrealized gains (losses) from investment activities	0.00 (5)
Total from investment operations	0.06

Less distributions:
Net investment income	—
Net realized gains from investment activities	(0.41)
Total distributions	(0.41)
Increase from shares repurchased	—
Net asset value, end of year/period	$9.34
Market price, end of year/period	$9.10
Total market price return(2)(6)	1.49%

Ratio to average net assets:
Ratio of expenses to average net assets(7)	0.88%
Ratio of net investment income (loss) to average net assets(7)	1.25%

Supplemental data:
Net assets, end of year/period (000’s)	$120,722
Portfolio turnover(6)	0%

(1)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(2)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018).

(3)	Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 3).
(4)	Includes 0.28% of increased proxy fees related to the 2017 annual shareholder meeting.
(5)	Amount represents less than $0.01 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the year ended August 31,
2018		2017		2016		2015		2014
$9.53		$8.92		$8.67		$9.56		$8.76
0.22		0.30		0.35		0.35		0.36
0.25		0.66		0.17		(0.95)		0.82
0.47		0.96		0.52		(0.60)		1.18

(0.31)		(0.37)		(0.37)		(0.37)		(0.43)
—		—		—		—		—
(0.31)		(0.37)		(0.37)		(0.37)		(0.43)
0.00	(5)	0.02		0.10		0.08		0.05
$9.69		$9.53		$8.92		$8.67		$9.56
$9.38		$8.77		$8.02		$7.33		$8.61
10.65%		14.19%		14.96%		(10.87)%		17.94%

1.47	%(3)	1.22	%(3)(4)	0.94	%(3)	0.90	%(3)	0.94	%(3)
2.26%		3.29%		4.15%		3.86%		3.91%

$125,256		$123,607		$118,530		$127,027		$151,659
49%		50%		26%		35%		41%

High Income Securities Fund

Notes to financial statements (unaudited)

High Income Securities Fund (formerly, Putnam High Income Securities Fund) (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

At the annual meeting, pursuant to a vote of shareholders of the Fund held on April 27, 2018 the current Board of Trustees (the “Trustees”) replaced the previous Board of Trustees (the “Previous Trustees”).

The goal of the Fund continues to be to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. Please see Subsequent Events Note 8 regarding the Fund’s Transitional Investment Strategy.

As of the date of this report, approximately 99.9% of the Fund's portfolio consisted of cash and cash equivalents. Taking a temporary all cash position may have resulted in the Fund not achieving its present investment objectives.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

High Income Securities Fund

Notes to financial statements (unaudited)

Note 1: Significant accounting policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have formed a Valuation Committee to oversee the implementation of these procedures.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the Fund will fair value certain foreign equity securities taking into account multiple factors including

High Income Securities Fund

Notes to financial statements (unaudited)

movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

High Income Securities Fund

Notes to financial statements (unaudited)

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuations according to the inputs used as of February 28, 2019 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Convertible Notes	$—	$—	$116	$116
Corporate Notes	—	47,600	—	47,600
Senior Secured Notes	—	—	0	0
Convertible Preferred Stocks
Basic Materials	—	—	657	657
Energy	—	—	28,233	28,233
Common Stocks
Energy	—	—	20,343	20,343
Software	170	—	—	170
Money Market Funds	120,808,496	—	—	120,808,496
Total	$120,808,666	$47,600	$49,349	$120,905,615

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The Fund did not hold derivative instruments during the six months ended February 28, 2019.

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Discounts are accreted and premiums are amortized using the constant yield method as adjustments to interest income and the identified cost of investments. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

High Income Securities Fund

Notes to financial statements (unaudited)

Concentration Risk—The Fund invests a significant amount (50.035% of net assets as of February 28, 2019) in the Fidelity Institutional Government Portfolio – Class I (“FIGXX”). FIGXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

The Fund invests a significant amount (50.035% of net assets as of February 28, 2019) in the STIT-Treasury Portfolio – Institutional Class (“TRPXX”). TRPXX invests at least 99.5% of its total assets in cash, Government Securities, and repurchase agreements collateralized by cash or Government Securities.

FIGXX and TRPXX file complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2018 Annual report of the Fidelity Institutional Government Portfolio – Class I was 0.20%. The net expense ratio per the August 31, 2018 Annual report of the STIT-Treasury Portfolio – Institutional Class was 0.18%.

Foreign currency translation—The accounting records of the Fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The Fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

High Income Securities Fund

Notes to financial statements (unaudited)

Note 2: Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2018 are as follows:

Ordinary Income	$4,028,706

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the Fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the Fund’s books. In many cases, however, the Fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2018, the Fund deferred, on a tax basis, late year losses of $1,026,368.

At August 31, 2018, the Fund did not have any capital loss carryover available to offset future net capital gain.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and

High Income Securities Fund

Notes to financial statements (unaudited)

accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the Fund reclassified $212,478 to increase net investment loss, $5,765,067 to decrease paid-in capital and $5,977,545 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$126,300,850
Unrealized appreciation	43,132
Unrealized depreciation	(1,095,054)
Net unrealized depreciation	(1,051,922)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated gains/losses and other temporary differences	(1,026,368)
Total accumulated losses	$(2,078,290)

Note 3: Management fee, administrative services and other transactions
Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any management fees for the six month period ended February 28, 2019.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s fund accountant and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. Effective after the close of business on September 7, 2018, U.S. Bancorp Fund Services, LLC acts as the transfer agent of the Fund.

High Income Securities Fund

Notes to financial statements (unaudited)

Prior to the close of business on September 7, 2018, Putnam Investor Services, Inc. provided investor servicing agent functions to the Fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the Fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the period September 1, 2018 through September 7, 2018 are included in Transfer Agent fees.

Note 4: Purchases and sales of securities
During the six months ended February 28, 2019, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$0	$0
U.S. government securities (Long-term)	—	—
Total	$0	$0

Note 5: Capital share transactions
Repurchases are made when the Fund’s shares are trading at less than net asset value and in accordance with procedures approved by the Fund’s Previous Trustees.

In September 2017, the Previous Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 10% of its outstanding common shares over the 12-month period ended October 9, 2018 (based on shares outstanding as of October 9, 2017). For the year ended August 31, 2018, the Fund repurchased 46,645 common shares for an aggregate purchase price of $419,079, which reflects a weighted-average discount from net asset value per share of 7.71%. The weighted-average discount reflects the payment of commissions by the Fund to execute repurchase trades.

For the period September 1, 2018 through October 9, 2018 there were no common shares repurchased.

The Previous Trustees had approved a repurchase program to allow the Fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2017 (based on shares outstanding as of October 7, 2016). For the year ended August 31, 2017, the Fund repurchased 309,032 common shares for an aggregate purchase price of $2,458,581, which reflected a weighted-average discount from net asset value per share of 10.58%. The weighted-average discount reflected the payment of commissions by the Fund to execute repurchase trades.

Note 6: Market, credit and other risks
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Fund may be exposed to additional credit risk that an

High Income Securities Fund

Notes to financial statements (unaudited)

institution or other entity with which the Fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The Fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments
Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations.  The Fund does not have any senior loan commitments outstanding as of the end of the six month period ended February 28, 2019.

Note 8: Subsequent Events
The Fund completed an offering to purchase up to 55% of the Fund’s shares outstanding of the Fund at 99% of the net asset value (“NAV”) per common share on March 15, 2019. At the expiration of the offer on March 18, 2019, a total of 7,365,350 shares or approximately 56.96% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with the rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the outstanding shares (approximately 258,607 shares) without amending or extending the offer, the Fund elected to purchase all shares tendered at a price of $9.25 per share (99% of the NAV of $9.34).

Prior to the Fund’s recently completed self-tender offer, shareholders approved a proposal authorizing the Board of Trustees to take steps to cause the Fund to cease to be a registered investment company (RIC).  A committee of the Board will be exploring potential acquisitions of controlling stakes in operating companies and other investments that are not securities.  Among other factors, the results of that exercise will assist the Board in determining whether the Fund should cease to be a RIC.

During this transitional period, the Board has determined that the Fund should continue to be internally managed and, within the parameters of its existing investment policies and restrictions, invest in securities that are likely to generate more income (the “Transitional Investment Strategy”).  It is expected that the

High Income Securities Fund

Notes to financial statements (unaudited)

primary focus of the Transitional Investment Strategy will be to acquire discounted shares of income-oriented closed-end investment companies and business development companies.  A Transitional Investment Committee of the Board comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das will be responsible for implementing the Transitional Investment Strategy.

The Fund paid its last regular monthly dividend on August 1, 2018.  The Board anticipates that the Fund will re-commence paying a monthly dividend in an amount to be determined in the near future.

Substantially all of the Fund’s assets following the completion of the self-tender offer of approximately $52 million are currently invested in money market mutual funds.  Taking a temporary all cash position in its portfolio may result in the Fund not achieving its present investment objective.

Accordingly, the information presented in this semi-annual report with respect to the actions and results of the Fund are not meaningful in making any conclusions as to the future performance of the Fund if both the shareholders and the SEC approve its de-registration.

High Income Securities Fund

General information (unaudited)

The Fund
High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PCF.”

Tax information
The Fund designated 100% of its ordinary income distribution for the year ended August 31, 2018, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2018, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Special meeting of shareholders held on January 22, 2019
The Fund held a special meeting of shareholders on January 22, 2019 to vote on the following matters:

The presence, in person or by proxy, of shareholders owning at least thirty percent of the shares entitled to be cast at the Meeting (i.e., the presence of a 30% of the shares outstanding on the record date of November 2, 2018) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 60.966% of the outstanding shares as of the record date were represented in person or by proxy (7,883,238 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

At the meeting, a proposal to change the nature of the Fund’s business from being an investment company under the Investment Company Act of 1940, as amended and to deregister the Fund as an investment company with the Securities and Exchange Commission to permit the Fund to operate as a holding company was approved, as follows:

Votes For	Votes against	% of Quorum	Votes withheld
7,386,876	374,496	93.70%	121,866

At the meeting, a proposal to approve the reorganization of the Fund from a Massachusetts business trust into a newly established Delaware corporation was approved, as follows:

Votes For	Votes against	% of Quorum	Votes withheld
7,041,173	337,642	89.32%	504,423

High Income Securities Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at February 28, 2019.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
INTERESTED TRUSTEES

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	1	Director, Brookfield
(52)	as of	Since	LLC since 2009; Principal of		DTLA Fund Office
	July 2018.	2018	the general partner of several		Trust Investor, Inc.;
			private investment partnerships		Director, Emergent
			in the Bulldog Investors group		Capital, Inc. (until
			of private funds.		2017); Trustee,
Crossroads
Liquidating Trust;
Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.;
Director, The
Mexico Equity and
Income Fund Inc.
(until 2015).

Phillip Goldstein***	Chairman	1 year;	Member of Bulldog Investors,	1	Chairman, The
(74)	and	Since	LLC since 2009; Principal of		Mexico Equity and
	Secretary	2018	the general partner of several		Income Fund, Inc.;
	as of		private investment partnerships		Chairman, Special
	July 2018.		in the Bulldog Investors group		Opportunities
			of private funds.		Fund, Inc.; Director,
Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc.;
Trustee, Crossroads
Liquidating Trust;
Director, Swiss
Helvetia Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Rajeev Das***	—	1 year;	Principal of Bulldog	1	Director, The
(50)		Since	Investors, LLC		Mexico Equity &
		2018			Income Fund, Inc.
INDEPENDENT TRUSTEES

Gerald Hellerman	—	1 year;	Managing Director of Hellerman	1	Director, The
(81)		Since	Associates (a financial and		Mexico Equity and
		2018	corporate consulting firm) since		Income Fund, Inc.;
			1993 (which terminated activities		Director, Special
			as of December 31, 2013).		Opportunities
Fund, Inc.; Director,
MVC Capital, Inc.;
Trustee, Crossroad
Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Director, Swiss
Helvetia Fund, Inc.;
Director, Emergent
Capital, Inc. (until
2017); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016).

Moritz Sell	—	1 year;	Founder and Principal of	1	Director, Aberdeen
(51)		Since	Edison Holdings GmbH and		Australia Equity
		2018	Senior Advisor to Markston		Fund; Director,
			International LLC.		Swiss Helvetia Fund,
Inc.; Director,
Aberdeen Global
Income Fund, Inc,;
Director, Aberdeen
Asia-Pacific Income
Fund, Inc.; Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Richard Dayan	—	1 year;	Owner of CactusTrading.	1	Director, Swiss
(76)		Since			Helvetia Fund, Inc.;
		2018			Director, Emergent
Capital Inc.
(until 2017).

Ben Harris	—	1 year;	Chief Executive Officer of HHI,	1	Director, Special
(50)		Since	LLC; Principal of NBC Bancshares,		Opportunities
		2018	LLC; Chief Executive Officer of		Fund, Inc.
Crossroads Capital, Inc.;
Administrator of Crossroads
Liquidating Trust.

OFFICERS

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	n/a	n/a
(52)	as of	Since	LLC; Principal of the general
	July 2018.	2018	partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Thomas Antonucci***	Treasurer	1 year;	Director of Operations of	n/a	n/a
(50)	as of	Since	Bulldog Investors, LLC.
	July 2018.	2018

Phillip Goldstein***	Chairman	1 year;	Member of Bulldog Investors,	n/a	n/a
(74)	and	Since	LLC; Principal of the general
	Secretary	2018	partner of several private
	as of		investment partnerships in the
	July 2018.		Bulldog Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(49)	Compliance	Since	Compliance Officer of Bulldog
	Officer	2018	Investors, LLC; Principal, the
	as of		Law Office of Stephanie Darling;
	July 2018.		Editor-In-Chief, the Investment
Lawyer.

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC and their positions as officers of the Fund.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Transfer Agent and Registrar,
Fund Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Trustees
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Rajeev Das
Moritz Sell
Richard Dayan

High Income Securities Fund

1-888-898-4107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Gerald Hellerman, Moritz Sell, and Richard Dayan.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1 – September 30, 2018	-	-	-	-
October 1 - October 31, 2018	-	-	-	-
November 1- November 30, 2018	-	-	-	-
December 1 – December 31, 2018	-	-	-	-
January 1 – January 31, 2019	-	-	-	-
February 1 – February 28, 2019	-	-	-	-
Total	-	-	-	-

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    High Income Securities Fund

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date     5/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date     5/7/19

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Treasurer

Date     5/7/19

* Print the name and title of each signing officer under his or her signature.